UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) off The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 10, 2010

SALAMON GROUP, INC.

(Exact name of registrant as specified in charter)

Nevada	000-50530	93-1324674
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4080 Paradise Road, #15-901

Las Vegas, Nevada 89169

(Address of principal executive offices)

(702) 241-0145

Registrant’s telephone number

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

 [   ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

  [   ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

  [   ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors: Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective December 7, 2010, Mr. John Salamon resigned his position as President & C.E.O of our Company. There were no disagreements between Mr. Salamon and our Company regarding the operation, policies or practices of our Company. Mr. Salamon was replaced by Michael Matvieshen who also remains in the positions of President,Chief Executive Officer and Director of the Corporation pursuant to the provisions of our Bylaws, to hold such office until the next annual meeting of the Board of Directors, his resignation, removal or death, whichever comes first.

Item 9.01 Financial Statements and Exhibits

(c) Exhibits. The following exhibits are included as part of this report:

99.1 Press Release issued by Salamon Group, Inc, dated December 10, 2010

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 10, 2010	Salamon Group, Inc.

By: /s/ Michael Matvieshen
Michael Matvieshen, President & C.E.O.

EXHIBIT INDEX

Exhibit No.	Description of Exhibit
99.1	Press Release issued by Salamon Group, Inc, dated December 10, 2010